UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2014

BROOKS AUTOMATION, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-25434	04-3040660
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Elizabeth Drive, Chelmsford, MA	01824
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (978) 262-2400

N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.01. Completion of Acquisition or Disposition of Assets

On April 29, 2014, Brooks Automation, Inc. (“Brooks” or the "Company"), together with its wholly owned subsidiary Brooks Automation (Germany) GmbH (“Brooks Germany”), entered into a Share Purchase and Transfer Agreement (the “Agreement”) with DMS Beteiligungs GmbH (the “Seller”), a wholly owned subsidiary of HSH Nordbank AG, pursuant to which Brooks Germany agreed to acquire all of the outstanding capital stock of DMS Dynamic Micro Systems Semiconductor Equipment GmbH (“DMS”) from the Seller (the “Acquisition”). The Acquisition was consummated on April 30, 2014. DMS is a global provider of automated cleaner and stocker products for wafer and reticle carrier devices that are used in the global semiconductor front-end markets.

Brooks paid, in cash, a purchase price of €23,000,000, or approximately $31,000,000, which amount is subject to a customary adjustment based on the working capital of DMS as of the closing date.

The foregoing description of the Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Agreement. A copy of the Agreement is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01. Other Events.

On April 29, 2014, Brooks issued a press release announcing entry into the Agreement, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of business acquired.
If financial statements are required by Item 9.01(a) of Form 8-K, the Company will file them by amendment within 71 calendar days after the date upon which this current report on Form 8-K must be filed.

(b) Pro forma financial information.
If pro forma financial information is required by Item 9.01(b) of Form 8-K, the Company will file such information by amendment within 71 calendar days after the date upon which this current report on Form 8-K must be filed.

(d) Exhibits

2.1	Share Purchase and Transfer Agreement, effective as of April 29, 2014, by and among Brooks Automation, Inc., Brooks Automation (Germany) GmbH, DMS Beteiligungs GmbH, and HSH Nordbank AG
99.1	Press Release dated April 29, 2014, issued by Brooks Automation, Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKS AUTOMATION, INC.

/s/ Jason W. Joseph
Date: May 5, 2013	Jason W. Joseph Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1	Share Purchase and Transfer Agreement, effective as of April 29, 2014, by and among Brooks Automation, Inc., Brooks Automation (Germany) GmbH, DMS Beteiligungs GmbH, and HSH Nordbank AG
99.1	Press Release dated April 29, 2014, issued by Brooks Automation, Inc.

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